                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant                        [X]
                           Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
        -----------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

  ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other that the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction :

         ----------------------------------------------------------------------

         (5)      Total fee paid:

         ----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         ----------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

         (3)      Filing Party:

         ----------------------------------------------------------------------

         (4)      Date Filed:

         ----------------------------------------------------------------------

                   USAllianz Variable Insurance Products Trust
                              55 Greens Farms Road
                           Westport, Connecticut 06881
                                 (888) 247-9744

                     NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD FEBRUARY 15, 2002

TO THE SHAREHOLDERS OF THE USAZ AMERICAN GROWTH FUND AND THE USAZ STRATEGIC GROWTH FUND:

         NOTICE IS HEREBY GIVEN that a special Shareholders' Meeting of the USAZ American Growth Fund and the USAZ Strategic Growth Fund which are portfolios of USAllianz Variable Insurance Products Trust ("USAllianz VIP Funds") will be held at 3435 Stelzer Road, Suite 1000, Columbus, Ohio, on Friday, February 15, 2002, at 10:00 a.m. Eastern Standard Time, for the purpose of considering and acting upon:

         1. A new portfolio management agreement for the USAZ American Growth Fund with Van Kampen Asset Management Inc.

         2. A new portfolio management agreement for the USAZ Strategic Growth Fund with Van Kampen Asset Management Inc.

         3. Such other business as may properly come before the meeting or any adjournment thereof.

                -------------------------------------------------

         The Board of Trustees of USAllianz VIP Funds recommends approval of each item listed on this Notice of Special Meeting of Shareholders.

         Only shareholders of record as of the close of business on December 28, 2001 may vote at the Meeting or any adjournment(s) of the Meeting.

         Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please complete, sign, date and mail the enclosed voting instruction form as promptly as possible in order to save us further solicitation expense. Enclosed with the voting instruction form is an envelope addressed to the USAllianz VIP Funds for which no postage is required if mailed in the United States. Alternatively, you may submit your voting instructions by telephone or the Internet as directed on your voting instruction form.

                                     BY ORDER OF THE BOARD OF TRUSTEES



                                     Chris Pinkerton
                                     Chairman of the Board and President

January __, 2002

                             -----------------------


                                 PROXY STATEMENT

                             -----------------------



                          SPECIAL SHAREHOLDERS' MEETING

                         TO BE HELD ON FEBRUARY 15, 2002

         The Board of Trustees of USAllianz Variable Insurance Products Trust ("USAllianz VIP Funds") has called a special meeting of shareholders of the USAZ American Growth Fund and the USAZ Strategic Growth Fund (the "Meeting") to be held at 10:00 a.m., Eastern Standard Time, on Friday, February 15, 2002, at 3435 Stelzer Road, Suite 1000, Columbus, Ohio. The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to ask you to vote in favor of the proposals and any adjournment of the Meeting.

         This Notice of Special Meeting of Shareholders and Proxy Statement will be mailed to shareholders on or about January ___, 2002.

         USAllianz VIP Funds offers eighteen separate investment portfolios. Of these, thirteen are managed by USAllianz Advisers, LLC (the "Manager"), including USAZ Strategic Growth Fund and USAZ American Growth Fund (individually, the "Strategic Growth Fund" and the "American Growth Fund" and collectively, the "Funds"). The address for the Manager is 5701 Golden Hills Drive, Minneapolis, Minnesota 55419. The Manager has signed portfolio management agreements with various specialist managers for portfolio management functions for certain funds of USAllianz VIP Funds.

         The administrator for the Funds is BISYS Fund Services, Inc. ("BISYS"). The distributor (principal underwriter) for the Funds is BISYS Fund Series Limited Partnership (the "Distributor"). The address for BISYS and the Distributor is 3435 Stelzer Road, Columbus, Ohio, 43219-3035.

         The costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of Shareholders and this Proxy Statement will be borne by USAllianz VIP Funds. Representatives of the Manager or its affiliates may, without cost to the Funds, solicit proxies by means of mail, telephone, or personal visits.

         In order for the Meeting to go forward there must be a quorum present. This means that at least 25% of the shares eligible to vote must be represented at the Meeting either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the Meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. If a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).

         You may revoke your proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Secretary of USAllianz VIP Funds or by voting in person at the Meeting and notifying the election judge that you are revoking your proxy, In addition, you can revoke a prior proxy simply by voting again - using your original proxy card or by internet or toll-free telephone call. If you return a signed proxy card without voting instructions, your shares will be voted "for" each proposal.

         At this point, we know of no matters other than those described in this Proxy Statement that will be brought before the Meeting. However, if any other matters do come up that call for a vote of shareholders, the persons named as proxies will vote upon those matters according to their best judgment.

         Only shareholders of record of the Strategic Growth Fund and the American Growth Fund on December 28, 2001 may vote at the Meeting or any adjournment of the Meeting. As of such date, there were issued and outstanding 411,449.794 and 673,334.627 shares of common stock of the Strategic Growth Fund and the American Growth Fund, respectively. Each share is entitled to one vote for each dollar, and a fractional vote for each faction of a dollar, of net asset value per share held by a shareholder on the record date. On such date, the net asset value of the Strategic Growth Fund was $_____ per share and the net asset value of the American Growth Fund was $_____ per share. The Strategic Growth Fund and the American Growth Fund issue and sell their shares to certain insurance companies in connection with variable annuity contracts and/or variable life insurance policies they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from the owners of the applicable annuity or life insurance policy. In addition, pursuant to applicable laws, the insurance companies must vote the outstanding shares of the Fund in accordance with instructions received from the owners of the annuity and life insurance contracts. This Proxy Statement is being delivered to annuity and life insurance contract owners, who, by virtue of the ownership of the contracts, beneficially owned shares of one or both of the Funds as of the record date, so that they may instruct the appropriate insurance company as to how to vote the shares of the Fund(s) underlying their contracts. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.

         As of December 28, 2001 all shares of each Fund were owned of record by insurance companies affiliated with the Manager; of these shares, _______ shares of the Strategic Growth Fund and _______ shares of the American Growth Fund were "seed money" shares owned beneficially by affiliates of the Manager.

         ALTHOUGH THE FUNDS HAVE NOT ISSUED THEIR FIRST ANNUAL REPORT, A COPY OF EACH FUND'S MOST RECENT SEMIANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS AT NO COST. TO REQUEST A COPY, PLEASE CONTACT USALLIANZ VIP FUNDS AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219 OR CALL 1-800-328-5600.

                                    PROPOSAL


                 APPROVE NEW PORTFOLIO MANAGEMENT AGREEMENTS FOR
                  USAZ AMERICAN GROWTH FUND AND USAZ STRATEGIC
                        GROWTH FUND WITH VAN KAMPEN ASSET
                                 MANAGEMENT INC.


SUMMARY

         On October 12, 2001, the Board approved portfolio management agreements (the "New Agreements") with Van Kampen Asset Management Inc. ("VKAM") and terminated the portfolio management agreements (the "Old Agreements") with Fred Alger Management, Inc. ("Alger"). The New Agreements provided for the appointment of VKAM as interim specialist manager for the Funds. No change was made over the Old Agreement with respect to the fees payable to VKAM for performing its services. VKAM's service as specialist manager beyond a 150 day period commencing October 12, 2001 is subject to further board and shareholder approval.

         On November 27, 2001, the Board, including a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of USAllianz VIP Funds, the Manager or VKAM, approved, and recommended that shareholders of the American Growth Fund and the Strategic Growth Fund approve VKAM's appointment on a continuing basis. Because the New Agreements for each Fund are identical (except for the name of the Fund to which the Agreement relates), only one representative New Agreement is attached to this Proxy Statement as Exhibit A.

         The Old Agreements were last approved by the shareholders of each respective Fund on May 1, 2001. The New Agreements were approved by the Board on October 12, 2001 and November 27, 2001 but have not been approved by the shareholders.

FACTORS CONSIDERED BY THE TRUSTEES AND THEIR RECOMMENDATION

         At a meeting held on November 27, 2001, the Board voted to approve the retention of VKAM as specialist manager and to recommend to the shareholders that they approve the New Agreements. At the meeting, the Board was furnished with information about VKAM, including the results of the Manager's evaluation of VKAM. In connection with its deliberations, the Board considered the following:

         - VKAM's relative and absolute investment performance as compared to appropriate benchmarks and the ratings of VKAM by noted industry organizations and publications.

         -        The investment discipline and process used by VKAM.

         - The team of investment personnel, including size and depth of experience, and commitment to developing new team members.

         -        Ownership structure of the firm.

         - Facilities, compliance procedures and technological capabilities.

         - The quality and extent of marketing and other support services available.

         - The fact that VKAM, directly or through its affiliates, manages other portfolios offered by USAllianz VIP Funds, including the following: USAZ Van Kampen Growth and Income Fund, USAZ Van Kampen Comstock Fund, USAZ Van Kampen Aggressive Growth Fund and USAZ Van Kampen Growth Fund.

         -        The favorable recommendation of the Manager.

INFORMATION ABOUT VAN KAMPEN ASSET MANAGEMENT INC.

         VKAM is a registered investment adviser under the Investment Advisers Act of 1940. VKAM's address is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. It is a wholly-owned subsidiary of Van Kampen Investments, Inc. ("Van Kampen"). Van Kampen's address is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co.'s address is 1221 Avenue of the Americas, New York, NY 10020.

         VKAM is a diversified asset management company with more than three million retail investor accounts, extensive capabilities for managing institutional portfolios, and has more than $76 billion under management or supervision as of September 30, 2001. VKAM's more than 50 open-end, more than 30 closed-end funds and more than 2,700 unit investment trusts are distributed by authorized dealers nationwide.

         The following table lists the name and principal occupation of the principal executive officers and each director of VKAM. Unless otherwise indicated, each individual's position is with VKAM and each individual's address is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.




                NAME                          PRINCIPAL OCCUPATION
                ----                          --------------------
Richard F. Powers III                  President

Stephen L. Boyd                        Executive Vice President, Chief Investment Officer

A. Thomas Smith III                    Vice President and Secretary

John L. Sullivan                       Vice President, Treasurer and Chief Financial Officer

Richard A. Ciccarone                   Vice President

John R. Reynoldson                     Vice President

Michael H. Santo                       Vice President

John H. Zimmerman III                  Vice President



         Currently, VKAM acts as investment sub-adviser for the USAZ Van Kampen Aggressive Growth Fund (the "Aggressive Growth Fund") which has a similar investment objective to the USAZ American Growth Fund. As of December 31, 2001, the Aggressive Growth Fund had assets totaling $2,209,252. VKAM has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract. The following table sets forth the rate of compensation currently paid by the Manager to VKAM as investment sub-adviser for the Aggressive Growth Fund:

                 Net Asset Value                          Compensation
                 ---------------                          ------------

                 0-$100,000,000                           55.0 basis points

                 $100,000,000-$250,000,000                50.0 basis points

                 $250,000,000-$500,000,000                47.5 basis points

                 over $500,000,000                        45.0 basis points

         VKAM is not affiliated with the Manager. No officer or director of USAllianz VIP Funds has owned any securities of, or has had any material interest in, or has had a material interest in a material transaction with VKAM or its affiliates since the beginning of the most recent fiscal year of USAllianz VIP Funds. No officer or director of USAllianz VIP Funds is an officer, employee, director, general partner or shareholder of VKAM, or has any material interest in any material proposed transactions with VKAM.

         In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for the Funds, the objective of the Manager and VKAM is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Manager or VKAM, in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Manager or VKAM may receive orders for transactions on behalf of the Funds. Such information may be useful to the Manager or VKAM in serving both the Funds and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Manager or VKAM in carrying out its obligations to the Funds. While the Manager or VKAM generally seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transactions for the reasons discussed above.

TERMS OF PORTFOLIO MANAGEMENT AGREEMENTS

         The terms of the New Agreements are substantially similar to the terms of the Old Agreements, except for the name of the specialist manager, the execution and effectiveness dates and the term.

         The portfolio management services to be provided by VKAM are identical to those provided by Alger under the Old Agreements. Pursuant to the New Agreements, VKAM will manage the investments of the Funds in accordance with the investment policies applicable to those Funds, place orders for the purchase and sale of portfolio investments, designate brokers to carry out such transactions in compliance with any applicable brokerage policy, provide regular reports to the Manager and the Board regarding its performance and compliance with investment policies, and maintain records as required by applicable law.

         Pursuant to the Investment Management Agreement between USAllianz VIP Fund and the Manager, USAllianz VIP Fund currently pays the Manager annual management fees (payable monthly) equal to 0.85% and 0.95% per annum of the average daily net assets of the American Growth Fund and the Strategic Growth Fund, respectively. In turn, pursuant to the Old Agreements, the Manager paid Alger management fees (also payable monthly) equal to 0.50% and 0.60% per annum of the average daily net assets of the American Growth Fund and the Strategic Growth Fund, respectively. The Interim Agreements contain the same fee structure and no change was made with respect to the fees payable to VKAM for performing its services pursuant to the New Agreements.

         For the fiscal year ended December 31, 2001, the Manager paid Alger $7,904.42 and $5,951.30 for its services to the American Growth Fund and the Strategic Growth Fund, respectively. Additionally, the Manager paid VKAM $_____________ and $______________ for its services to the American Growth Fund and the Strategic Growth Fund, respectively.

         Under each Fund's New Agreement, VKAM will utilize its best efforts and act in accordance with its best judgment in providing its services, but will not be liable for any loss sustained by either of the Funds in connection with matters to which the New Agreements relate, unless the loss results from VKAM's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason if its reckless disregard of its obligations and duties under the New Agreements. The Old Agreements contain the same provisions.

         Each Fund's New Agreement provides that, unless sooner terminated, it will continue in effect for a period of more than two years so long as continuance of the agreement is specifically approved at least annually by the Board or by a vote of the majority of the outstanding shares of the applicable Fund, provided that the continuance is approved by a majority of the Trustees of USAllianz VIP Funds who are not "interested persons" of any party to the agreement. The New Agreements may be terminated at any time upon 60 days' written notice by the Board, the Manager, VKAM or the vote of the majority of the outstanding shares of the applicable Fund.

REQUIRED VOTE

         As provided under the Investment Company Act, approval of each Fund's New Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. In accordance with the Act, a "majority of the outstanding voting securities" of a Fund means the lesser of
(i) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

         If a Fund's shareholders do not approve its New Agreement, the Board will determine whether to attempt to obtain the required shareholder approval by means of a subsequent proxy solicitation or to engage a different specialist manager.

         THE BOARD OF TRUSTEES OF USALLIANZ VIP FUNDS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE NEW AGREEMENTS.

                SHAREOWNER PROPOSALS FOR THE NEXT ANNUAL MEETING

         USAllianz VIP Funds is not required to hold, and do not hold, annual shareholder meetings. As a result,the anticipated date of the next shareholder meeting cannot be provided. A USAllianz VIP Funds shareholder who wishes to submit a proposal for inclusion in a subsequent proxy statement must send the proposal in writing to the USAllianz Variable Insurance Products Trust c/o Secretary a reasonable time prior to the Board of Trustees' solicitation of proxies for the related shareholder meeting. Shareholder proposals are subject to regulation under federal laws, and the submission of a shareholder proposal that does not comply with these regulations will not be included in a USAllianz VIP Funds proxy statement.

                                           BY ORDER OF THE BOARD OF TRUSTEES



                                           Chris Pinkerton
                                           Chairman of the Board and President

January __, 2002

                                                                       Exhibit A
                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                         PORTFOLIO MANAGEMENT AGREEMENT



         AGREEMENT, made this 8th day of October, 2001 by and between USAllianz Advisers, LLC (the "Manager"), USAllianz Variable Insurance Products Trust (the "Trust") and Van Kampen Asset Management Inc. ("Portfolio Manager").

         WHEREAS, the Trust is a Delaware business trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999 (the "Declaration") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management series-type investment company;

         WHEREAS, the Manager has been appointed by the Trust, pursuant to an investment management agreement dated April 27, 2001 ("Investment Management Agreement"), to act as investment manager to the Trust with respect to each of its present and future series not advised by its affiliate Allianz of America, Inc. ("Sub-Advised Funds");

         WHEREAS, the Manager wishes to retain the Portfolio Manager to render portfolio management services to the Trust with respect to the portfolio(s) set forth in Exhibit A hereto (the "Fund(s)") and the Portfolio Manager is willing to furnish such services;

         WHEREAS, the Portfolio Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Portfolio Manager as follows:

         1. APPOINTMENT. Pursuant to authority granted in the Investment Management Agreement and with the approval of the Trustees, the Manager hereby appoints the Portfolio Manager to act as portfolio manager for the Funds for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. PORTFOLIO MANAGEMENT DUTIES. Subject to the overall supervision of the Trustees of the Trust and the Manager, the Portfolio Manager is hereby granted full responsibility and discretion, with respect to such portion of each Fund's assets as shall be allocated to it by the Manager for management pursuant to this Agreement from time to time (the "Assets"), for (a) the management of the Assets in accordance with the Fund's investment objectives, policies and limitations as stated in its prospectus and Statement of Additional Information included as part of the Trust's registration statement filed with the Securities and Exchange Commission ("SEC"), as they may be amended from time to time, ("Registration Statement") copies of which shall be provided to the Portfolio Manager by the Manager; and (b) the placement of orders to purchase and sell securities for the Fund. At the request of the Trustees or the Manager, the Portfolio Manager shall, upon receipt of reasonable notice from the Manager, report to the Board of Trustees of the Trust regularly at such times and in such detail as the Board or the Manager may from time to time determine to be appropriate. The Manager has herewith furnished the Portfolio Manager copies of each Fund's current Prospectus, Statement of Additional Information, Declaration and Bylaws and agrees during the continuance of this Agreement to furnish the Portfolio Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Portfolio Manager will be entitled to rely on all such documents furnished to it by the Manager or the Trust.

         The Portfolio Manager further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

         (b) use reasonable efforts to manage the Assets, and to coordinate its activities with the Manager and any other portfolio manager of a particular Fund, if any, so that the Fund will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder.

The Manager shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Manager shall prepare and provide reports to the Portfolio Manager within ten (10) business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M and
Section 817(h) of the Code. If the Manager determines that the Fund is not in compliance with the requirements noted above, the Portfolio Manager, upon notification from the Manager, will take prompt action to bring the Fund back into compliance within the time permitted under the Code;

         (c) place orders for the investment of the Assets directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the prospectus and/or Statement of Additional Information with respect to each Fund and in accordance with applicable legal requirements. Specifically, in executing portfolio transactions and selecting broker-dealers, the Portfolio Manager will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Portfolio Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Portfolio Manager may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities and Exchange Act of 1934) provided to a Fund and /or other accounts over which the Portfolio Manager or an affiliate of the Portfolio Manager exercises investment discretion. The Portfolio Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Portfolio Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised;

         (d) furnish to the Trust and the Manager whatever statistical information the Trust , the Manager or such other portfolio manager, if any, may reasonably request with respect to the Assets or contemplated investments; keep the Manager and the Trustees informed of developments materially affecting each Fund's portfolio; and, on the Portfolio Manager's own initiative, furnish to the Trust and the Manager from time to time whatever information the Portfolio Manager believes appropriate;

         (e) make available to the Trust's administrator (the "Administrator"), the Trust or the Manager, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist the Administrator, the Trust and the Manager in their compliance with applicable laws and regulations. The Portfolio Manager will furnish the Trustees with such periodic and special reports regarding the Fund as the Trustees may reasonably request;

         (f) immediately notify the Trust and the Manager in the event that the Portfolio Manager or any of its advisory affiliates, as defined in the instructions to Form ADV: (1) becomes aware that it is subject to a statutory disqualification that prevents the Portfolio Manager from serving as a portfolio manager pursuant to this Agreement; or (2) becomes aware that it is the subject of a publicly announced administrative proceeding or enforcement action by the SEC or other regulatory authority. The Portfolio Manager further agrees to notify the Trust and the Manager immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Trust's Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

         (g) in making investment decisions with respect to the Assets, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Portfolio Manager seek to obtain any such information.

         Except as otherwise provided in this Agreement, the Portfolio Manager shall not be responsible hereunder for compliance monitoring, reporting or testing or for preparing or maintaining books and records for a Fund or otherwise providing accounting services to the Fund and such services shall be provided by others retained by the Fund. The Portfolio Manager shall have access to such reports and records to assist it in performing its services hereunder.

         3. BANKING AND CUSTODY ACCOUNTS. The Portfolio Manager shall not be required to provide or arrange for banking accounts for a Fund or to hold money or assets on the Fund's behalf. The Portfolio Manager shall not be required to act as the registered holder of any investment or to provide or procure any custody or settlement services in connection with its services hereunder. Each Fund has entered into one or more agreements with providers of banking and custody services (Custodians) whom the Fund will authorize to act upon instructions from properly authorized representatives of the Portfolio Manager, in connection with its services hereunder, directing the Custodian(s) to pay, deliver or receive cash and securities in settlement of transactions authorized by the Portfolio Manager on the Fund's behalf. The Fund's agreement(s) with such Custodian(s) will require the Custodian(s) to settle all transactions directed by the Portfolio Manager on the Fund's behalf.

         4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, the Portfolio Manager shall pay the compensation and expenses of all its directors, officers and employees who serve as Trustees, officers and executive employees of the Trust, if any (including the Trust's share of payroll taxes), and the Portfolio Manager shall make available, without expense to the Funds, the services of its directors, officers and employees who may be duly elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

         The Portfolio Manager shall not be required to pay any expenses of the Trust or a Fund other than those specifically allocated to the Portfolio Manager in this section 4. In particular, but without limiting the generality of the foregoing, the Portfolio Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's employees as are officers or employees of the Portfolio Manager whose services may be involved, if any, for the following expenses of the Trust or the Fund: organization and offering expenses of the Trust and the Fund (including out-of-pocket expenses, but not including the Portfolio Manager's overhead and employee costs); fees payable to or expenses of other portfolio managers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Trust or the Fund in connection with membership in investment company trade organizations; costs of insurance; fees and expenses of the Trust's Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Trust or the Fund; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; other expenses in connection with the issuance, offering, distribution, redemption or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of preparing, printing and filing documents with regulatory agencies; costs of stationery and other office supplies; expenses of any litigation or other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of the shares of the Funds; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the business of the Trust or the Funds) of officers, Trustees and employees of the Trust who are not interested persons of the Portfolio Manager; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, directors or employees of the Portfolio Manager to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust , or any committees thereof or advisory group thereto or other business of the Trust or the Funds.

         5. COMPENSATION. As compensation for the services provided and expenses assumed by the Portfolio Manager under this Agreement, the Manager, out of its fees from the Funds pursuant to the Investment Management Agreement or from other resources of the Manager, will pay the Portfolio Manager at the end of each calendar month an investment management fee computed daily at an annual rate equal to the percentage of each Fund's average daily net assets specified in Exhibit A hereto. The "average daily net assets" shall mean the average of the values placed on the net assets as of the time at which, and on such days as, the Fund lawfully determines the value of its net assets in accordance with the prospectus or otherwise. The value of the net assets, and of the net assets of the Fund, shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If, pursuant to such provisions, the determination of net asset value for a Fund is suspended for any particular business day, then for the purposes of this section 5, the value of the net Assets as last determined shall be deemed to be the value of the net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Portfolio Manager's compensation is payable pursuant to this section, then the Portfolio Manager's compensation payable at the end of such month shall be computed on the basis of the value of the net assets as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof with respect to the net assets on that day shall be deemed to be the sole determination thereof on that day with respect to the net assets for the purposes of this section 5. If the Portfolio Manager serves less than the whole of any period specified, its compensation will be prorated. The Portfolio Manager may, but is not required to, from time to time and for such periods as deemed appropriate reduce its compensation to the extent that the Fund's expenses exceed such lower expense as the manager may, by notice to the Trust, voluntarily declare to be effective. If the Manager deems it appropriate to reduce its compensation, this shall not affect the amount payable to the Portfolio Manager pursuant to Exhibit A.

         6. BOOKS AND RECORDS. The Portfolio Manager agrees to maintain such books and records with respect to its services to each Fund as are required by
Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Portfolio Manager also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Portfolio Manager further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Trust and the Funds are being conducted in accordance with applicable laws and regulations.

         7. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Portfolio Manager shall exercise its best judgment in rendering the services provided by it under this Agreement. The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Portfolio Manager against any liability to the Trust, the Fund or to holders of the Fund's shares to which the Portfolio Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Portfolio Manager's reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, the term "Portfolio Manager" shall include any officers, directors, employees or other affiliates of the Portfolio Manager performing services with respect to the Trust or the Fund.

         8. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and that nothing in this Agreement shall prevent the Portfolio Manager from providing similar services to other investment companies or to other series of investment companies (whether or not their investment objectives and policies are similar to those of a Fund or another Sub-advised Fund of the Trust) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Portfolio Manager's ability to meet its obligations to the Trust, the Manager and the Funds hereunder. When the Portfolio Manager recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Portfolio Manager recommends the purchase or sale of the same security for a Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Portfolio Manager nor any of its Trustees, officers or employees shall act as a principal or agent or receive any commission. If the Portfolio Manager provides any advice to its clients concerning the shares of the Fund or other funds of the Trust, the Portfolio Manager shall act solely as investment counsel for such clients and not in any way on behalf of the Trust, the Fund or another Sub-Advised Fund of the Trust.

         9. DURATION AND TERMINATION. This Agreement is an "Interim Contract" within the meaning of Investment Company Act Rule 15a-4(a)(2). It shall continue in effect for 150 days from the date set forth above. This Agreement shall become a "standard contract" (as described in the following paragraph), in the discretion of the Manager, in the event that the Manager notifies the Portfolio Manager that the Manager and the Board of Trustees of the Trust have elected to make the contract a standard contract, and either (i) the Funds have obtained approval of the Agreement in the manner set forth in Investment Company Act
Section 15(a) and (c), or (ii) the Funds receive a "manager of managers" exemptive order from the Securities and Exchange Commission and such order expressly or implicitly permits conversion of this Agreement from an Interim Contract to a standard contract without a shareholder vote. In the event that this Agreement is submitted to a shareholder vote as set forth in (i) above, the Portfolio Manager will provide all reasonable cooperation in the preparation and filing of a proxy statement for soliciting the vote of shareholders, and also in the conduct of the shareholder meeting.


         In the event that this Agreement becomes a standard contract, it shall continue in effect for two years from the date set forth above and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or
(ii) by vote of a "majority" (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty (i) by the Manager, (ii) by the Trust upon the vote of a majority of the Trustees or
(iii) by vote of the majority of the Fund's outstanding voting securities, each upon sixty (60) days' written notice to the Portfolio Manager; or (b) by the Portfolio Manager at any time without penalty, upon sixty (60) days' written notice to the Trust or the Manager. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). In the event that this Agreement becomes a standard contract, the name of the Funds shall be changed to include the name of the Portfolio Manager. The use of the Portfolio Manager's name shall be subject to that Name Use Agreement Among the Trust, the Manager, and the Portfolio Manager dated October 8, 2001.

         10. AMENDMENTS. Except as otherwise provided by applicable law or regulatory relief, no provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, or (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         11. PROXIES AND RIGHTS. Unless the Trust or the Manager gives timely written instructions to the contrary, the Portfolio Manager shall (a) vote all proxies solicited by or with respect to the issuers of securities in which the Assets are invested, using its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders, and (b) exercise all other rights attaching to or arising with respect to the Assets, subject to the Fund's investment objectives, policies and limitations as stated in its Registration Statement, directing the Custodian to make any required payment or settlement in connection therewith.

         12.      MISCELLANEOUS.

                  a. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

                  b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

                  d. Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Trust or a Fund.

                  e. This Agreement may be executed via facsimile signatures and in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first above written.

                                   USAllianz Variable Insurance Products Trust



                                   By       ______________________________
                                            President



                                   Van  Kampen Asset Management Inc.



                                   By       ______________________________
                                            President


                                   USAllianz Advisers, LLC



                                   By       ______________________________
                                            President

EXHIBIT A



         Fees payable to the Portfolio Manager pursuant to paragraph 5 hereof shall be at the following annual rates for each Fund:




American Growth Fund                                                  0.50%




Growth Fund                                                           0.60%



The management fee shall be accrued and paid to the Portfolio Manager as provided in Section 5 of the Portfolio Management Agreement.

USAllianz Variable Insurance Products Trust        USALLIANZ VARIABLE INSURANCE
55 Greens Farms Road                                      PRODUCTS TRUST
Westport, Connecticut  06881
                                                VOTING INSTRUCTIONS FOR SPECIAL
                                               SHAREHOLDERS' MEETING TO BE HELD
                                                      FEBRUARY 15, 2002

                                        THESE VOTING INSTRUCTIONS ARE SOLICITED
                                           ON BEHALF OF THE BOARD OF TRUSTEES
                                                  OF USALLIANZ VARIABLE
                                                   INSURANCE PRODUCTS TRUST


                                        The undersigned hereby appoints Gregory
                                        T. Maddox and Curtis Barnes, or either
                                        of them, true and lawful
                                        attorneys-in-fact, with full power of
                                        substitution to vote the number of
                                        shares of USAZ American Growth Fund
                                        represented by the number of votes
                                        attributable to the undersigned's
                                        variable annuity contract or variable
                                        insurance contract at the Special
                                        Shareholders' Meeting to be held on
                                        Friday, February 15, 2002 at 10:00 a.m.
                                        and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders' Meeting and Proxy Statement.

                                        VOTES OF CONTRACT AND POLICY OWNERS FOR
                                        WHICH NO VOTING INSTRUCTIONS ARE
                                        RECEIVED WILL BE VOTED IN THE SAME
                                        PROPORTION AS THE VOTES OF CONTRACT AND
                                        POLICY OWNERS FOR WHICH VOTING
                                        INSTRUCTIONS ARE RECEIVED.

Receipt of Notice of Special
Shareholders' Meeting and Proxy
Statement is acknowledged by your
execution of these voting instructions.
Mark, sign, date, and return these
instructions in the addressed
envelope - no postage required.
Please mail promptly to save USAllianz
USAllianz Variable Insurance Products
Trust further solicitation expenses.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR
BLACK INK AS FOLLOWS:                         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

         THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED.


USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Vote on the Following Proposal:

                                        FOR           AGAINST          ABSTAIN
                                    -----------    ------------     ------------

Approve new portfolio management        [ ]             [ ]             [ ]
agreement for the USAZ American
Growth Fund with Van Kampen Asset
Management Inc.


---------------------------------------------- --------        --------------------------------------------- ---------

---------------------------------------------- --------        --------------------------------------------- ---------
Signature (PLEASE SIGN WITHIN BOX)             Date            Signature (Joint Owners)                      Date

USAllianz Variable Insurance Products Trust     USALLIANZ VARIABLE INSURANCE
55 Greens Farms Road                                    PRODUCTS TRUST
Westport, Connecticut  06881
                                                VOTING INSTRUCTIONS FOR SPECIAL
                                               SHAREHOLDERS' MEETING TO BE HELD
                                                      FEBRUARY 15, 2002

                                         THESE VOTING INSTRUCTIONS ARE SOLICITED
                                           ON BEHALF OF THE BOARD OF TRUSTEES
                                                  OF USALLIANZ VARIABLE
                                                 INSURANCE PRODUCTS TRUST

                                        The undersigned hereby appoints Gregory
                                        T. Maddox and Curtis Barnes, or either
                                        of them, true and lawful
                                        attorneys-in-fact, with full power of
                                        substitution to vote the number of
                                        shares of USAZ Strategic Growth Fund
                                        represented by the number of votes
                                        attributable to the undersigned's
                                        variable annuity contract or variable
                                        insurance contract at the Special
                                        Shareholders' Meeting to be held on
                                        Friday, February 15, 2002 at 10:00 a.m.
                                        and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders' Meeting and Proxy Statement.

                                        VOTES OF CONTRACT AND POLICY OWNERS FOR
                                        WHICH NO VOTING INSTRUCTIONS ARE
                                        RECEIVED WILL BE VOTED IN THE SAME
                                        PROPORTION AS THE VOTES OF CONTRACT AND
                                        POLICY OWNERS FOR WHICH VOTING
                                        INSTRUCTIONS ARE RECEIVED.

Receipt of Notice of Special
Shareholders' Meeting and Proxy
Statement is acknowledged by your
execution of these voting instructions.
Mark, sign, date, and return these
instructions in the addressed
envelope - no postage required.
Please mail promptly to save USAllianz
Variable Insurance Products Trust
further solicitation expenses.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR
BLACK INK AS FOLLOWS:                        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

         THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED.


USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Vote on the Following Proposal:

                                      FOR           AGAINST           ABSTAIN
                                  -----------    ------------      -------------

Approve new portfolio management      [ ]             [ ]               [ ]
agreement for the USAZ Strategic
Growth Fund with Van Kampen Asset
Management Inc.



---------------------------------------------- --------        --------------------------------------------- ---------

---------------------------------------------- --------        --------------------------------------------- ---------
Signature (PLEASE SIGN WITHIN BOX)             Date            Signature (Joint Owners)                      Date